DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C August 7

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C

DocuSign Envelope ID: BE02709E-4564-41C5-8E4C-BF2095141A0C August 7